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                                                                      Exhibit 24


                            DIRECTORS AND OFFICERS OF
                           PARKER-HANNIFIN CORPORATION

                            REGISTRATION STATEMENT(S)
                                POWER OF ATTORNEY

                  The undersigned directors and officers of Parker-Hannifin Corporation, an Ohio corporation (the "CORPORATION"), do hereby constitute and appoint, Duane E. Collins, Michael J. Hiemstra, Timothy K. Pistell, Thomas A. Piraino, Thomas C. Daniels and Patrick J. Leddy and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him/her and in his/her name, place and stead, to execute and file with the Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933 a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.50 per share, of the Corporation (including the related common stock purchase rights) to be issued in connection with the merger of Commercial Intertech Corp. into the Corporation (the "SECURITIES"), with any and all amendments, supplements and exhibits thereto (including pre- effective and post-effective amendments or supplements), to execute and file any and all applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the registration statement or registration statements, with any and all amendments, supplements and exhibits thereto, each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of April 6, 2000.


    /s/ Duane E. Collins                             /s/ John G. Breen
-------------------------------------------        -----------------------------
Duane E. Collins, Chairman and                     John G. Breen, Director
Chief Executive Officer


                                                     /s/ Paul C. Ely, Jr.
    /s/ Michael J. Hiemstra                        -----------------------------
-------------------------------------------        Paul C. Ely, Jr., Director
Michael J. Hiemstra, Vice-President -
Finance and Administration, Chief Financial
Officer
                                                   -----------------------------
                                                   Peter W. Likins, Director
    /s/ Dana A. Dennis
-------------------------------------------
Dana A. Dennis, Controller
                                                     /s/ Guilio Mazzalupi
                                                   -----------------------------
                                                   Giulio Mazzalupi, Director
    /s/ Donald E. Washkewicz
-------------------------------------------
Donald E. Washkewicz
President, Chief Operating Officer and Director




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                                        /s/ Klaus-Peter Muller
                                  -----------------------------------
                                  Klaus-Peter Muller, Director


                                        /s/ Hector R. Ortino
                                  -----------------------------------
                                  Hector R. Ortino, Director


                                        /s/ Allan L. Rayfield
                                  -----------------------------------
                                  Allan L. Rayfield, Director


                                        /s/ Wolfgang R. Schmitt
                                  -----------------------------------
                                  Wolfgang R. Schmitt, Director


                                        /s/ Debra L. Starnes
                                  -----------------------------------
                                  Debra L. Starnes, Director


                                        /s/ Dennis W. Sullivan
                                  -----------------------------------
                                  Dennis W. Sullivan, Director